TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus and Summary Prospectus

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Transamerica Global Multifactor Macro

Effective immediately, the following replaces the information in the Prospectus and Summary Prospectus for Transamerica Global Multifactor Macro (the “Fund”) relating to AQR Capital Management, LLC under the section entitled “Management.” Transamerica Asset Management, Inc. continues to serve as the fund’s investment adviser.

Sub-Adviser:	Portfolio Managers:
AQR Capital Management, LLC	Jordan Brooks, Portfolio Manager since 2015
Michael Katz, Portfolio Manager since 2015
David Kupersmith, Portfolio Manager since 2015
John M. Liew, Portfolio Manager since 2015

The following replaces the information in the Prospectus relating to the Fund under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years

Jordan Brooks	AQR Capital Management, LLC	Portfolio Manager of the fund since 2015; Managing Director of AQR Capital Management, LLC; joined AQR Capital Management, LLC in 2009

Michael Katz	AQR Capital Management, LLC	Portfolio Manager of the fund since 2015; Principal of AQR Capital Management, LLC; joined AQR Capital Management, LLC in 2007

David Kupersmith	AQR Capital Management, LLC	Portfolio Manager of the fund since 2015; Managing Director of AQR Capital Management, LLC; joined AQR Capital Management, LLC in 2011; ThirdWave Global Investors, Head Trader (2008-2011)

John M. Liew	AQR Capital Management, LLC	Portfolio Manager of the fund since 2015; Founding Principal of AQR Capital Management, LLC in 1998

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Investors Should Retain this Supplement for Future Reference

April 29, 2016